EXHIBIT 31.2
CERTIFICATION

I, Maritza Arizmendi, Chief Financial Officer of OFG Bancorp, certify that:

1.I have reviewed this Amendment No. 1 to the annual report on Form 10-K for the fiscal year ended December 31, 2025, of OFG Bancorp; and
2.Based on knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 5, 2026

By:	/s/ Maritza Arizmendi
Maritza Arizmendi
Chief Financial Officer

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